February 27, 2008

Rigel U.S. Equity Large Cap Growth Fund
Rigel U.S. Equity Small Cap Growth Fund
Each a Series of Advisors Series Trust
Supplement to the Prospectus
Dated January 28, 2008

Effective immediately, the Prospectus is revised to include the following information on page 25.

Exchange Privilege

As a shareholder, you have the privilege of exchanging shares between the Funds. However, you should note the following:

•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;

•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as ordinary income or long-term capital gains depending on the period shares are held;

•
Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Advisor’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected; and

•	If you have established telephone exchange privileges on your account, you can make a telephone request to exchange your shares for an additional $5 fee.

The third paragraph on page 27 of the Prospectus under the heading titled, “Tax Consequences” should be replaced with the following:

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as ordinary income or long-term capital gains, depending on the period shares are held.  You are responsible for any tax liabilities generated by your transaction.

Please retain this Supplement with your Prospectus for future reference.